Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Brookfield Private Equity Fund LP (the “Fund”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Nowak, the Chief Executive Officer of the Fund, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ David Nowak
Name: David Nowak Chief Executive Officer and President (Principal Executive Officer)
Date: March 27, 2026

This certification is being furnished solely for the purposes of 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.